FIRST AMENDMENT
                                       to
                                CREDIT AGREEMENT



                                     between
                          BMJ MEDICAL MANAGEMENT, INC.
                            THE LENDERS NAMED HEREIN
                                       and
                                PARIBAS, as Agent


                           Dated as of July 20, 1998

                                FIRST AMENDMENT
                                       to
                                CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of July 20, 1998, is executed and entered into by and among BMJ Medical Management, Inc., a Delaware corporation (the "Borrower"), the Lenders set forth on the signature pages hereof, and Paribas, in its capacity as agent for the Lender's (the "Agent").

                                    RECITALS:

                  A. The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated June 30, 1998 (hereinafter called the "Agreement"; terms defined by the Agreement where used in this Amendment shall have the same meanings herein as are prescribed by the Agreement.)

                  B. The Borrower, the Lenders and the Agent have agreed to amend the Agreement as provided hereinbelow.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Agreement.

                  Section 2. Amendment to Definition of "Consolidated Interest Expense". The definition of "Consolidated Interest Expense" contained in
Section 1.1 is hereby amended to read in its entirety as follows:

                  "Consolidated Interest Expense" shall mean, for any fiscal period of the Borrower, the total interest expense (including, without limitation, interest expense attributable to Capitalized Leases in accordance with GAAP, amortization or write-off of debt discount and debt issuance costs and commissions, other discounts and other fees associated with Indebtedness (including the Loans) and the net amount payable (or plus the net amount receivable) under interest rate protection agreements) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that (i) Consolidated Interest Expense for each of the fiscal quarters ending June 30, 1998, September 30, 1998, December 31, 1998,
         March 3 1, 1999 and June 30, 1999 shall be calculated by multiplying the actual Consolidated Interest Expense for such fiscal quarter by four (4); (ii) Consolidated Interest Expense for the fiscal quarter ending September 30, 1999 shall be calculated by multiplying the actual Consolidated Interest Expense for the fiscal quarters ending June 30 and September 30, 1999 by two (2); (iii) Consolidated Interest Expense for the fiscal quarter ending December 3 1, 1999 shall be calculated by multiplying the actual Consolidated Interest Expense for the fiscal quarters ending June 30, September 30 and December 31, 1999 by four-thirds (4/3); and (iv) Consolidated Interest Expense for each fiscal quarter thereafter shall be the actual Consolidated Interest Expense for the last four fiscal quarters then ended.

                  Section 3. Amendment to Definition of "Pro Forma Consolidated EBITDA". The definition of "Pro Forma Consolidated EBITDA" contained in Section
1.1 is hereby amended to read in its entirety as follows:


                  "Pro Forma Consolidated EBITDA" for any period shall mean Consolidated EBITDA for such period, calculated in accordance with the following:

                  (A) (i) Pro Forma Consolidated EBITDA for each of the fiscal quarters ending June 30, 1998, September 30, 1998, December 31, 1998, March 31, 1999 and June 30, 1999 shall be calculated by multiplying the actual Consolidated EBITDA for such fiscal quarter by four (4); (ii) Pro Forma Consolidated EBITDA for the fiscal quarter ending September 30, 1999 shall be calculated by multiplying the actual Consolidated EBITDA for the fiscal quarters ending June 30 and September 30, 1999 by two (2); (iii) Pro Forma Consolidated EBITDA for the fiscal quarter, ending December 3 1, 1999 shall be calculated by multiplying the actual Consolidated EBITDA for the fiscal quarters ending June 30, September 30 and December 31, 1999 by four-thirds (4/3); and (iv) Pro Forma Consolidated EBITDA for each fiscal quarter thereafter shall be the actual Consolidated EBITDA for the last four fiscal quarters then ended; and

                  (B) Pro Forma Consolidated EBITDA for any Affiliated Medical Entity acquired prior to the last day of any of the fiscal periods which form the basis of the calculation pursuant to clause (A) above shall be calculated as set forth on Schedule B. The amount so determined shall be added to the annualized Consolidated EBITDA determined in accordance with clause (A) above.

                  Section 4. Amendment of Schedule B. Schedule B is hereby deleted in its entirety and replaced with Schedule B attached hereto.


                  Section 5. Amendment to Section 6. 1 (a) ("Leverage Ratio"),
Section 6. 1 (a) is hereby amended to read in its entirety as follows:


                  (a) Leverage Ratio. The Borrower shall not permit the ratio of Consolidated Total Indebtedness to Pro Forma Consolidated EBITDA (the "Leverage Ratio") to exceed, at the end of any fiscal quarter ending during any period listed below, the ratio set forth opposite such period:

                  Period                              Ratio
                  ------                              -----
         Closing Date to and including
         June 30, 2000                               4.00:1.0
         July 1, 2000 to and including
         June 30, 2001                               3.50:1.0
         At any time after June 30, 2001             3.00:1.0


                  Section 6. Amendment to Section 6. 1 (b) ("Interest Coverage Ratio"). Section 6. 1 (b) is hereby amended to read in its entirety as follows:

                  (b) Interest Coverage Ratio. The Borrower shall not permit the ratio of Pro Forma Consolidated EBITDA to Consolidated Interest Expense for any fiscal quarter ending during any period listed below, to be less than the ratio set forth opposite such period:

                  Period                               Ratio
                  ------                               -----
         Closing Date to and including
         March 31, 1999                               2.50:1.0
         April 1, 1999 to and including
         March 31, 2000                               2.75:1.0
         At any time after March 31, 2000             3.00:1.0


                  Section 7. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
                                       4

                  (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                       (i) Amendment Documents. This Amendment and any other
                  instrument, document or certificate required by the Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");


                       (ii) Resolutions. Resolutions of the board of directors
                  of the Borrower, certified by its Secretary or Assistant Secretary, which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents to which the Borrower is or is to be a party hereunder;

                       (iii) Consent of Required Lenders. The written consent of
                  the Required Lenders to this Amendment; and

                       (iv) Additional Information. The Agent shall have
                  received such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in the Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to a different date).

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

                  (d) No Default or Event of Default shall have occurred and be continuing.

                  Section 8. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this

Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  Section 9. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders, or any closing, shall affect the representations and warranties or the fight of the Agent and the Lenders to rely upon them.

                  Section 1O. Reference to Agreement. Each of the Loan Documents, including the Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

                  Section 11. Governing Law. This Amendment shall be deemed to be a contract made under and governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

                  Section 12. Execution. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument. Although for convenience this Amendment is dated as of the date first above written, the actual date of execution hereof by the parties hereto is the date set forth on the signature page hereto, and this Amendment shall be effective on, and shall not be binding upon the Borrower, the Lenders or the Agent until, the delivery of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their officers hereunder duly authorized as of the date first above written.



                                        BMJ MEDICAL MANAGEMENT,
                                        INC., as the Borrower



                                        By: /s/ David H. Fater
                                           -----------------------------------
                                        Name: David H. Fater
                                        Title: Executive Vice President and CFO

                                        PARIBAS, as Agent and as Lender


                                        By: /s/ CLARE BAILHE
                                           -----------------------------------
                                        Name: CLARE BAILHE
                                        Title: Director



                                        By: /s/ DON UNRUH
                                           -----------------------------------
                                        Name: DON UNRUH
                                        Title: Vice President

                                        FLEET CAPITAL CORPORATION, as
                                        a Lender



                                        By: /s/ JAMES J. KARVOWSKY
                                           -----------------------------------
                                        Name: JAMES J. KARVOWSKY
                                        Title: VICE PRESIDENT

                                        THE ING CAPITAL SENIOR
                                        SECURED HIGH INCOME FUND, L.P.,
                                        as a Lender


                                        By: ING Capital Advisors, Inc., as
                                        Investment Advisor


                                        By: /S/ Michael D. Hatley
                                           -----------------------------------
                                        Name:  Michael D. Hatley
                                        Title: Senior Vice President

                                        SILICON VALLEY BANK, as a
                                        Lender


                                        By: /S/ Kittridge Chamberlain
                                           -----------------------------------
                                        Name:  Kittridge Chamberlain
                                        Title: Senior Vice President

                                   Schedule B

                         Partial Period Pro Forma EBITDA


Quarters ending 6/30/98, 9/30/98, 12/31/98, 3/31/99 and 6/30/99

         CR * 1/12 * NQ * 0.85 * Relevant Management Fee Percentage* 4

CR = collected revenues during the 12-month period prior to acquisition
NQ = number of months in relevant quarter during which the Medical Group was not affiliated
Relevant Management Fee Percentage = the management fee percentage payable to the Borrower pursuant to the Management Services Agreement applicable to the Affiliated Medical Group


Quarter ending 9/30/99

         CR * 1/12 * N6 * 0.85 * Relevant Management Fee Percentage * 2

N6 = number of months in six month period ending 9/30/99 during which the Medical Group was not affiliated


Quarter ending 12/31/99

         CR * 1/12 * N9 * 0.85 * Relevant Management Fee Percentage * 4/3

N9 = number of months in nine month period ending 12/31/99 during which the Medical Group was not affiliated


All quarters after 12/31/99

         CR * 1/12 * N12 * 0.85 * Relevant Management Fee Percentage

N12 = number of months in twelve month period ending on the last day of each quarter during which the Medical Group was not affiliated